Exhibit 3


                             Joint Filing Agreement


         Pursuant to Rule 13d-1(k)(1)(iii) of Regulation 13D-G of the General Rules and Regulations of the Securities and Exchange Commission under the Securities Exchange Act of 1934, as amended, the undersigned agrees that the statement to which this Exhibit is attached is filed on behalf of each of them in the capacities set forth below.

DATED:  September 30, 2004

                                   PACKAGING INVESTORS, L.P.

                                   By:  GROUP III 31, L.L.C.,
                                        general partner


                                   By:  /s/ Kevin G. Levy
                                        ---------------------------------------
                                        Kevin G. Levy, Vice President


                                   GROUP III 31, L.L.C.


                                   By:  /s/ Kevin G. Levy
                                        ---------------------------------------
                                        Kevin G. Levy, Vice President


                                   /s/ Kevin G. Levy
                                   --------------------------------------------
                                   KEVIN G. LEVY
                                   As Attorney-in-Fact for
                                   J. TAYLOR CRANDALL (1)


                                   GROUP HOLDINGS, INC.


                                   By:  /s/ Kevin G. Levy
                                        ---------------------------------------
                                        Kevin G. Levy, Vice President


------------------------
1 Power of Attorney authorizing Kevin G. Levy, et al., to act on behalf of J. Taylor Crandall previously has been filed with the Securities and Exchange Commission.

                                   CAPITAL PARTNERSHIP, L.P.

                                   By:  CAPITAL GENPAR, L.L.C,
                                        general partner

                                   By:  GROUP VI 31, L.L.C.,
                                        sole member

                                   By:  /s/ Kevin G. Levy
                                        ---------------------------------------
                                        Kevin G. Levy, Vice President


                                   CAPITAL GENPAR, L.L.C,

                                   By:  GROUP VI 31, L.L.C.,
                                        sole member


                                   By:  /s/ Kevin G. Levy
                                        ---------------------------------------
                                        Kevin G. Levy, Vice President

                                   GROUP VI 31, L.L.C.


                                   By:  /s/ Kevin G. Levy
                                        ---------------------------------------
                                        Kevin G. Levy, Vice President


                                   KEYSTONE, INC.


                                   By:  /s/ Kevin G. Levy
                                        ---------------------------------------
                                        Kevin G. Levy, Vice President


                                   /s/ Kevin G. Levy
                                   --------------------------------------------
                                   KEVIN G. LEVY
                                   As Attorney-in-Fact for:
                                   ROBERT M. BASS (1)


------------------------
1 Power of Attorney authorizing Kevin G. Levy, et al., to act on behalf of Robert M. Bass previously has been filed with the Securities and Exchange Commission.